UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_______________

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VISA INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VISA INC. P.O. BOX 193243 SAN FRANCISCO, CA 94119-3243	Your Vote Counts! VISA INC. 2025 Annual Meeting Vote by January 27, 2025 11:59 PM ET

You invested in VISA INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on January 28, 2025.

Get informed before you vote

View the Notice and Proxy Statement and our Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 14, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* January 28, 2025 8:30 AM PT
Virtually at: www.virtualshareholdermeeting.com/V2025

*The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the meeting.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect the eleven director nominees named in the proxy statement.
Nominees:
1a.	Lloyd A. Carney	For
1b.	Kermit R. Crawford	For
1c.	Francisco Javier Fernández-Carbajal	For
1d.	Ramon Laguarta	For
1e.	Teri L. List	For
1f.	John F. Lundgren	For
1g.	Ryan McInerney	For
1h.	Denise M. Morrison	For
1i.	Pamela Murphy	For
1j.	Linda J. Rendle	For
1k.	Maynard G. Webb, Jr.	For
2.	To approve, on an advisory basis, the compensation paid to our named executive officers.	For
3.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2025.	For
4.	Shareholder proposal on gender-based compensation gaps and associated risks.	Against
5.	Shareholder proposal requesting a report on policy on merchant category codes.	Against
6.	Shareholder proposal requesting adoption of a new director election resignation governance guideline.	Against
7.	Shareholder proposal on transparency in lobbying.	Against
NOTE: In their discretion, the proxy holders may vote on such other business as may properly come before the meeting or any adjournment thereof.

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